SCHEDULE 14A INFORMATION
                        Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the Appropriate Box:

[ ]    Preliminary Proxy Statement
[ ]    Confidential, for Use of the Commission Only
       (as permitted by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12



                       SPEAKING ROSES INTERNATIONAL, INC.
                (Name of Registrant as Specified in Its Charter)
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1)   Title of each class of securities to which transaction applies:
         2)   Aggregate number of securities to which transaction applies:
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         4)   Proposed  maximum  aggregate  value of  transaction:
         5)   Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange  Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

         1)   Amount Previously Paid:
         2)   Form,  Schedule or  Registration  Statement No.:
         3)   Filing Party:
         4)   Date Filed:

                       SPEAKING ROSES INTERNATIONAL, INC.

                               545 West 500 South
                              Bountiful, Utah 84010


July 15, 2004


Dear Shareholder:

         You are cordially invited to the 2004 Annual Meeting of Shareholders (the "Annual Meeting") of Speaking Roses International, Inc. ("Speaking Roses") to be held on August 12, 2004 at 10:00 a.m., Mountain Time, at 299 South Main Street, 23rd floor Salt Lake City, UT 84111.

         At the Annual Meeting, you will be asked to consider and vote upon proposals

         o to elect five directors to serve until the 2005 Annual Meeting of Shareholders, and until their respective successors are elected and qualified,

         o    to approve our 2004 Speaking Roses Equity Incentive Plan, and

         o to transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

         Enclosed with this letter is a proxy authorizing one of our officers to vote your shares for you if you do not attend and vote your shares at the Annual Meeting. Whether or not you are able to attend the Annual Meeting, I urge you to complete your proxy and return it in the enclosed addressed, postage-paid envelope, as a quorum of the shareholders must be present at the Annual Meeting, either in person or by proxy.

         I would appreciate your immediate attention to the mailing of this proxy.

                                  Yours truly,

                                  /s/ Blaine Harris
                                  ---------------------------------------
                                  Blaine Harris
                                  President and Chief Executive Officer

                       SPEAKING ROSES INTERNATIONAL, INC.

                               545 West 500 South
                              Bountiful, Utah 84010


                    Notice of Annual Meeting of Shareholders
                          To Be Held on August 12, 2004


         You are cordially invited to attend the annual meeting of shareholders of Speaking Roses International, Inc., which will be held at 299 South Main Street, 23rd floor, Salt Lake City, Utah 84111 on August 12, 2004 at 10:00 a.m., Mountain time, for the following purposes:

         o To elect five directors to serve until the 2005 Annual Meeting of Shareholders, and until their respective successors are elected and qualified;

         o    To approve the 2004 Speaking Roses Equity Incentive Plan; and

         o To transact such other business as may properly come before the meeting.

         The Board of Directors has fixed the close of business on July 6, 2004 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any and all adjournments.

         It is important that your shares be represented at the Annual Meeting regardless of the size of your holdings. Whether or not you expect to attend the Annual Meeting, please complete, date and sign the enclosed proxy and return it in the envelope provided for that purpose, which does not require postage if mailed in the United States. The proxy is revocable at any time prior to its use.

                                /s/ Bobbie Downey
                                --------------------------------------
                                Bobbie Downey
                                Secretary

Bountiful, Utah
July 15, 2004




                YOU ARE URGED TO MARK, DATE AND SIGN THE ENCLOSED
                   PROXY AND RETURN IT PROMPTLY. THE PROXY IS
                     REVOCABLE AT ANY TIME PRIOR TO ITS USE.

                               GENERAL INFORMATION


         We own proprietary technology used to emboss flowers and other floral products. We have licensed that technology to large wholesale flower concerns, chain stores, retail florists, nationally recognized floral fulfillment centers and large corporate event planners. The technology allows consumers to personalize floral arrangements using standardized or unique messages, logos, trademarks and pictures.

         We acquired our embossing technology from Speaking Roses, LLC ("SR"), an Idaho limited liability company, on February 6, 2004. The acquisition was part of a series of transactions that we completed on that date and which included a change in our corporate domicile from Nevada to Utah, a 16.859-for-1 reverse split of our outstanding shares, an increase in our authorized capital to 30,000,000 preferred shares and 70,000,000 common shares, the conversion of our outstanding preferred shares into common shares and the change of our name to "Speaking Roses International, Inc.".

         In connection with the closing of the these transactions, SR's former management (and certain of its indirect owners) became our officers and directors. In addition, in connection with the SR acquisition, we issued SR approximately 89.7% of our outstanding voting securities. The extent of SR's interest in our outstanding common shares provides it with significant control over our business and operations, including the right to elect our Board of Directors. For more information regarding these transactions, see our annual report on Form 10-KSB dated April 13, 2004.

         We sent you this proxy statement and the enclosed proxy card because our Board of Directors is soliciting your proxy for use at the Annual Meeting. All holders of record on July 6, 2004 of our common shares are entitled to vote at the meeting.

         This proxy statement, the accompanying proxy card, our latest Annual Report on Form 10-KSB and our quarterly report on Form 10-QSB/A for the period ended March 31, 2004 were first mailed to shareholders on or about July 15, 2004. Our Annual Report on Form 10-KSB and quarterly report on Form 10-QSB contain the information required by Rule 14a-3 of the Securities Exchange Act of 1934, as amended, including audited financial statements for our last completed fiscal year, which ended December 31, 2003, and unaudited financial statements for the three month period ended March 31, 2004. Those reports should not be regarded as material for the solicitation of proxies or as a communication by means of which we are soliciting your proxy with respect to the meeting. If you would like copies of any of those documents, other than the filings we are delivering to you in connection with this proxy statement, you can request (by phone or in writing) copies of them by sending your request to: Speaking Roses International, Inc. 545 West 500 South, Bountiful, Utah 84010, telephone (801) 677-7673, attention: Secretary. We will not charge you for any of the copies.

         At the meeting, you will be asked to:

         o elect five directors to serve until the 2005 Annual Meeting of Shareholders, and until their respective successors are elected and qualified;

         o    approve the 2004 Speaking Roses Equity incentive Plan; and

         o transact such other business as may properly come before the meeting.

                       QUESTIONS AND ANSWERS ABOUT VOTING

Why did you send me this proxy statement?

         This proxy statement is being sent to you because the Board of Directors of Speaking Roses is soliciting your proxy to vote at the Annual Meeting. This proxy statement summarizes the information you need to know to vote on an informed basis on the matters to be voted on at the Annual Meeting. Shareholders of record as of the close of business on July 6, 2004 are entitled to vote. This proxy statement is being sent on or about July 15, 2004 to those persons who are entitled to vote at the Annual Meeting.

What is being voted on at the Annual Meeting?

         At the Annual Meeting, shareholders will vote on the following proposals:

         o to elect five directors to serve until the 2005 Annual Meeting of Shareholders, and until their respective successors are elected and qualified (Proposal 1);

         o    to approve the 2004 Speaking Roses Equity incentive Plan (Proposal
              2); and

         o    any other matters that may properly come before the meeting.

How many votes do I have?

         Each common share of Speaking Roses that you own entitles you to one vote.

How do I vote?

         You can vote on matters presented at the Annual Meeting in two ways:

                  1. You can vote by filling out, signing and dating your proxy card and returning it in the enclosed envelope, OR

                  2. You can attend the Annual Meeting and vote in person.

How do I vote by proxy?

         If you properly fill out your proxy card and send it to us in time to vote, your shares will be voted as you have directed. If you do not specify a choice on your proxy card, the shares represented by your proxy card will be voted FOR the election of all nominees and FOR the approval of the 2004 Speaking Roses Equity incentive Plan and in such manner as the named proxy determines with respect to any other matters that properly come before the meeting and which require a vote of our shareholders.

         Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign, date and return your proxy card in the enclosed envelope. Returning the proxy card will not affect your right to attend the Annual Meeting and vote in person.

How do I vote in person?

         If you attend the Annual Meeting, we will give you a ballot when you arrive.

If my shares are held in "street name" by my broker, will my broker vote my shares for me?

         Under the NASD Rules of Fair Practice, brokers who hold shares in street name have the authority, in limited circumstances, to vote on certain items when they have not received instructions from the beneficial owners of the shares. A broker will only have such authority if:

         o the broker holds the shares as executor, administrator, guardian or trustee or is a similar representative or fiduciary with authority to vote; or

         o the broker is acting pursuant to the rules of any national securities exchange of which the broker is also a member.

Can I change my vote or revoke my proxy after I have mailed my proxy card?

         You can change your vote at any time before your proxy is voted at the Annual Meeting. You can do this in one of three ways. First, you can send a written notice to the Secretary of Speaking Roses at our headquarters stating that you would like to revoke your proxy. Second, you can complete and submit a new proxy card. Third, you can attend the Annual Meeting and vote in person. Simply attending a meeting, however, will not revoke your proxy. If you have instructed a broker to vote your shares, you must follow the directions you receive from your broker to change your vote.

Will there be any matters voted upon at the Annual Meeting other than those specified in the Notice of Annual Meeting?

         The management of Speaking Roses does not know of any matters other than those discussed in this proxy statement that will be presented at the Annual Meeting. If other matters are properly brought before the meeting and Speaking Roses does not have notice of these matters a reasonable time prior to the Annual Meeting, all proxies will be voted in accordance with the recommendations of the management of Speaking Roses.

How are votes counted?

         Shareholders of record of the common stock of Speaking Roses as of the close of business on July 6, 2004 are entitled to vote at the Annual Meeting. As of July 6, 2004, there were 26,439,207 common shares outstanding. The presence in person or by proxy of a majority of the outstanding common shares will constitute a quorum for the transaction of business. Holders of common shares are entitled to one vote at the Annual Meeting for each common share held of record at the record date.

         Abstentions and broker non-votes will be counted as "represented" for the purpose of determining the presence or absence of a quorum.

         Pursuant to our bylaws, directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present, meaning that the five nominees for director receiving the highest number of affirmative votes will be elected as directors. Accordingly, abstentions and broker non-votes will not affect the outcome of the election.

         In order to approve the proposal in respect of the 2004 Speaking Roses Equity incentive Plan, votes cast in favor of the proposal must exceed the votes cast against. Abstentions and broker non-votes will not have the effect of being considered as votes cast with respect to that matter.

         The approval of other matters which may properly come before the meeting generally requires that the number of votes cast in favor of the proposal exceed the number of votes cast in opposition. Abstentions and broker non-votes will not affect the outcome of these proposals.

What is a "quorum"?

         A "quorum" is a majority of the outstanding shares. They may be present at the meeting or represented by proxy. There must be a quorum for the meeting to be held. If you submit a properly executed proxy card, even if you abstain from voting, then you will be considered part of the quorum. We intend to treat shares referred to as "broker non-votes" (i.e., shares held by brokers or nominees as to which the broker or nominee indicates on a proxy that it does not have discretionary authority to vote) as shares that are present and entitled to vote for purposes of determining the presence of a quorum. We will not consider broker non-votes as votes cast either for or against a particular matter.

What are the Board's recommendations?

         If  no   instructions   are   indicated  on  your  valid   proxy,   the
         representatives holding proxies will vote in accordance with the recommendations of the Board of Directors. In summary, the Board of Directors recommends a vote on Proposal 1 and Proposal 2 as follows:

         o    FOR the election of each of the five nominees for director; and

         o    FOR the approval of the 2004 Speaking Roses Equity incentive Plan.

How are proxies being solicited and who pays for the solicitation of proxies?

         We will pay the cost of soliciting proxies for the Annual Meeting. Proxies may be solicited by our regular employees in person, or by mail, courier, telephone or facsimile. Arrangements also may be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of shares held of record by such persons. We may reimburse those brokerage houses, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection with forwarding the materials.

How much did this proxy solicitation cost?

         We did not hire a third party to assist us in the distribution of the proxy materials or the solicitation of votes. We estimate that our costs for those actions (which will be conducted by our employees, officers and directors) will be approximately $10,000. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding the proxy statement and solicitation materials to our shareholders.

Is my vote confidential?

         Your vote will not be disclosed except:

         o as needed to permit the inspector of election to tabulate and certify the vote; o as required by law; or o in limited circumstances, such as a proxy contest in opposition to the Board.

         Additionally, all comments written on the proxy card or elsewhere will be forwarded to our management, but your identity will be kept confidential unless you ask that your name be disclosed.

What does it mean if I get more than one proxy card?

         If your shares are registered differently and are in more than one account, you will receive more than one proxy card. Sign and return all the proxy cards you receive to ensure that all your shares are voted.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS


         Our Board of Directors currently consists of five directors. Our bylaws provide that all directors are to be elected at our annual meeting. At the Annual Meeting, the shareholders will elect five directors to serve until the 2005 Annual Meeting of Shareholders, and until their respective successors are duly elected and qualified. Shareholders do not have cumulative voting rights in the election of directors.

         We are soliciting proxies in favor of the election of each of the five nominees identified below. We intend that all properly executed proxies will be voted for these five nominees unless otherwise specified. All of the named nominees have consented to serve as directors, if elected. If any nominee is unwilling to serve as a director at the time of the Annual Meeting, the persons who are designated as proxies intend to vote, in their discretion, for such other persons, if any, as may be designated by our Board of Directors. As of the date of this proxy statement, the Board of Directors has no reason to believe that any of the persons named below will be unable or unwilling to serve as a nominee or as a director, if elected.

Information About the Nominees

         The names of the nominees for our Board of Directors, their ages as of July 1, 2004, and other information about them is set forth below. For information regarding the following persons' ownership of our common shares, see the section below entitled "Voting Securities and Principal Holders."

         Blaine Harris, 65, Chief Executive Officer, President and Chairman. Mr. Harris joined Speaking Roses LLC ("SR") in March 2003 and was its sole manager and chief executive officer. He became Chief Executive Officer, President and Chairman of the Company when we acquired SR in February 2004. Before joining SR, Mr. Harris was the Chief Executive Officer of TFL, a personal money management education and training company. Mr. Harris has significant experience in developing businesses, particularly in the areas of franchising, retailing, technology and real estate development, and is the Chief Executive Officer and part owner of a real estate franchising firm that was awarded the Real Estate Franchise of the Year award by Inc. Magazine. Mr. Harris is also the author of books on money management discipline. Mr. Harris is an alumnus of Idaho State University, where he majored in economics and business management.

         Rene Rodriguez, 31, Vice President of Operations and Director. Mr. Rodriguez is one of the founders of SR and has acted as its head of operations since 2001. Between 1999 and 2001, Mr. Rodriguez developed the floral embossing technology that we acquired from SR. Between 1991 and 1999, Mr. Rodriguez owned and operated a number of businesses in Santiago Chile. Mr. Rodriguez was responsible for all administrative and distribution operations for those companies. Mr. Rodriguez obtained an International Business Administration Degree from International Business School in Santiago, Chile, and Business Administration and Marketing Degrees from Inacap University in Temuco, Chile.

         Roland N. Walker, 48, Director. Mr. Walker is one of the founders of SR. Mr. Walker currently serves in a variety of management and executive positions, primarily relating to his agricultural and real estate development operations in Idaho. Mr. Walker's agricultural operations include extensive potato and livestock operations, and his real estate developments include upscale housing developments, multi-use professional and retail developments, and a professional building management company. Mr. Walker is also the president of a private holding company for airplanes used for personal business, an officer of an office furniture company, an officer of a wholesale/retail video operation, and a director of an electrical supply wholesaler. Mr. Walker attended Brigham Young University, where he majored in marketing and communications.

         Terrell A. Lassetter, 73, Director. Mr. Lassetter has been a business consultant since 1987. Between 1953 and 1987, Mr. Lassetter was employed by International Business Machines Corporation (IBM), where he held various engineering and executive management positions. Between 1965 and 1997, Mr. Lassetter was an executive with IBM WorldTrade Corp., where he managed a number of IBM manufacturing plants outside the United States. Between 1977 and 1987, Mr. Lassetter managed the Lexington operations of IBM, which subsequently became Lexmark Corporation. Mr. Lassetter obtained his Master of Science in Electrical Engineering from the University of Kentucky and his Bachelor of Science in Electrical Engineering from the University of Tennessee.

         Robert E. Warfield, 63, Director. Between 1975 and 2003, Mr. Warfield was the regional manager for Moore Warfield and Glick Realtors. Mr. Warfield is also a certified residential broker, with over 35 years of experience in sales, management and real estate activities, and is the past president of the Greater Ocean City Board of Realtors. Mr. Warfield is currently the Executive Vice President of Caldwell Banker Residential Brokerage. Mr. Warfield holds a Bachelor's Degree in Economics from Western Maryland College, which he obtained in 1962.

Director Compensation

         Our directors do not receive cash compensation for serving on our Board of Directors (or any committee of our Board of Directors), or for any other services they provide us in their capacity as directors. Our directors are, however, entitled to reimbursement for expenses they incur in connection with attending board or committee meetings.

Meetings of the Board of Directors and Committees

         During 2003 and through the acquisition of SR's assets in February 2004, our directors were Douglas P. Morris, Dan O. Price and Mark A. Scharmann. The board held no meetings during fiscal 2003 and took action by written consent on one occasion. We are a "small business issuer" under applicable Securities and Exchange Commission regulations and our common shares are quoted solely on the OTC Bulletin Board. Therefore, we are exempt from the requirements that: (i) the Board of Directors be comprised of a majority of independent directors; (ii) compensation of executive officers be determined by either a majority of independent directors or a compensation committee comprised solely of independent directors; and (iii) nomination of directors be made by either a majority of independent directors or a committee comprised solely of independent directors. We do not have a nominating committee or a compensation committee.

         Based on the our experience without a nominating committee, our Board of Directors believes it is appropriate for us to continue operations without a standing nominating committee. All of our directors participate in the consideration of the director nominees. Qualifications for consideration as a director nominee may vary according to the skills and experience being sought to complement the existing Board's composition. However, in making nominations the Board will consider the individual's integrity, business experience, industry experience, financial background, time availability and other skills and experience possessed by the individual. The Board of Directors will consider persons for director nomination who are proposed by shareholders, and will evaluate nominees for director on the same basis regardless of whether the nominee is recommended by an officer, director or shareholder. Shareholders who wish to propose a person for consideration by the Board of Directors as a director nominee should send the name of that person, together with information concerning that person's qualifications and experience, in writing, to the Chairman of the Board at the Company's address.

The Board of Directors intends to appoint a compensation committee to determine executive compensation and to administer the 2004 Speaking Roses Equity incentive Plan, if approved. We have not established a policy on director attendance at annual shareholders' meetings; and we did not hold an annual shareholders' meeting last year.

         Audit Committee

         Effective April 2, 2004, our Board of Directors appointed an audit committee to oversee certain aspects of our financial reporting. In general, the audit committee will assist our full Board of Directors in monitoring the integrity of our financial reporting process, systems of internal controls, financial statements and our reports to the Securities and Exchange Commission and other governmental agencies. It will also assist us in the performance of our internal audit functions and our compliance with legal and regulatory requirements, and be directly responsible for the appointment, compensation and oversight of our independent auditors for the purpose of preparing audit reports or related work. The audit committee consists of Messrs. Walker, Warfield and Lassetter, and is chaired by Mr. Walker.

         As of the date of this proxy statement, we do not have an "audit committee financial expert" (as defined in Reg. Section 228.401(e)(2)) serving on our Board. In the February 2004 transactions, the prior management of SR became our principal officers and directors. Since then, we have actively sought additional qualified members for our Board, including an audit committee financial expert. Our ability to recruit additional qualified members for our Board of Directors has been limited by a number of factors, however, including:

         o the short period of time since we completed our February 2004 transactions;

         o the fact that we are not currently covered by any public company director and officer liability insurance;

         o recent changes in the laws and regulations governing boards of publicly-held corporations, including the Sarbanes-Oxley Act of 2002, which have increased the potential liability of persons serving on such boards; and

         o our limited operating history and recent significant changes to our operations, prospects and business.

         We intend to recruit additional qualified members of our Board of Directors in the near future, but we can give no assurances as to the success or timing of our recruitment efforts.

         Our audit committee is primarily concerned with monitoring:

         o    the integrity of our financial statements;

         o    our compliance with legal and regulatory requirements; and

         o    the independence and performance of our auditors.

         The audit committee also is responsible for handling complaints regarding our accounting, internal accounting controls or auditing matters. The audit committee's responsibilities are set forth in its charter, which was adopted in April 2004, and a copy of which is available on our website at www.speakingroses.com. The content of our website is not being incorporated into this proxy statement by references to it in this proxy statement.

         Please see our Audit Committee Report beginning on page 22. Our Audit Committee Report is not being incorporated into this proxy statement or any of our other filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, by its inclusion in this proxy statement.

Required Vote

         Directors will be elected by a plurality of the votes of the holders of shares present in person or by proxy at the Annual Meeting, meaning that the five nominees with the highest number of votes will be elected.

         The Board of Directors recommends that shareholders vote FOR each of the nominees for director. If not otherwise specified, proxies will be voted FOR each of the nominees for director.

          PROPOSAL 2 - PROPOSED 2004 SPEAKING ROSES INTERNATIONAL, INC.
                              EQUITY INCENTIVE PLAN

         The Board of Directors of Speaking Roses is recommending adoption of the 2004 Speaking Roses International, Inc. Equity Incentive Plan, referred to herein as the equity incentive plan or plan. The following description of the plan is only summary in nature and is qualified entirely by reference to the plan, a copy of which is attached as Annex 1 to this proxy statement. We encourage you to read the plan in its entirety.

         Scope and Purpose of the Plan. The terms of the plan provide for the grant of various types of incentive compensation, including incentive stock options (as defined in Section 422 of the Internal Revenue Code of 1986, as amended), non-qualified share options, restricted share awards, share bonuses, share units, share appreciation rights and other share grants to certain qualified employees and consultants of Speaking Roses. The plan will become effective immediately upon its approval by our shareholders at the Annual Meeting. Although we currently employ approximately 30 employees and receive services from approximately three consultants who will be eligible to receive awards under the plan, we have not authorized any option grants or other awards under the plan or determined an allocation method or schedule for issuing any such grants or awards.

         Plan Administration. The plan will be administered by a committee consisting of members of our Board of Directors, in accordance with Rule 16b-3 of the Exchange Act. The committee is granted the authority and discretion under the plan to select participants (or to delegate such authority to specified officers of Speaking Roses). Plan participants can include employees (including our officers and/or directors that are also employees) on whose services we are or will become largely dependent, our consultants or our non-employee directors. The committee is also granted the discretion to determine the awards to be made under the plan, including the number of awards, the time and manner in which such awards are to be granted, the conditions upon which any award may be exercised or retained, and other terms and requirements of the various compensation incentives.

         Shares Subject to the Plan. The plan requires us to set aside 5,000,000 of our common shares for issuance under the plan as various forms of compensation incentives. The plan provides that the maximum number of shares for which a single participant may receive options is 5,000,000 shares. The plan also provides that any adjustments to our common shares (such as a forward or reverse share split) will automatically result in the equivalent adjustment being made to the number of shares which may be granted under the plan, the number of shares covered by outstanding awards under the plan, the number of shares available to any one participant, and the maximum number of shares available for grant as incentive options.

         Corporate Reorganization or Change in Control. Upon the occurrence of a Corporate Transaction (as that term is defined below), the committee has the discretion to:

         o    declare   all  options  and  share   appreciation   rights   fully
              exercisable;

         o declare that all restrictions with respect to restricted shares and other awards have lapsed;

         o    declare any or all share units immediately payable;

         o provide for the assumption or substitution of any or all awards under the plan; or

         o make any other provision for the outstanding awards (including termination of the awards) as the committee deems appropriate.

         The definition of "Corporate Transaction" includes, subject to certain qualifications:

         o our merger or consolidation with or into another corporation or other reorganization;

         o    a sale or conveyance of all or substantially all of our property;

         o    our dissolution or liquidation;

         o a change in control in which any individual, entity, or group, (other than a trustee or other fiduciary holding securities under an employee benefit plan), acquires beneficial ownership of 50% or more of our outstanding common shares or of the current voting power of our outstanding securities, or the members of our Board of Directors in place (or approved by at least two-thirds of the Board of Directors then in place) cease to represent the majority of the Board of Directors at any time during any period of three consecutive years; or

         o any other transaction that our Board of Directors determines to be a Corporate Transaction.

         Options. We may grant participants in the plan one or more options to purchase our common shares. Each such option must be designated by the committee as either an incentive option or a non-qualified option. Each option grant must be evidenced by an agreement or certificate setting forth the number of option shares granted, the manner of exercise, any withholding requirements, the exercise price for the shares, the duration and restrictions on exercise, and any consideration that we receive for the grant of the option. The option agreement may also restrict (for up to 180 days) the transfer of any shares acquired upon exercise of the option under certain circumstances or include a forfeiture provision if the participant is in violation of his or her non-competition, confidentiality, non-disclosure or other similar agreement.

         All options designated as incentive options must comply with the requirements of Section 422A of the Internal Revenue Code of 1986, as amended. The aggregate fair market value of the shares with respect to which incentive options are exercisable for the first time by an option holder in any calendar year cannot exceed $100,000, and the option period for incentive options may not exceed 10 years. The exercise price for all incentive options may not be less than the fair market value of the common shares on the date of the grant. Incentive options granted to shareholders holding ten percent or more of our common shares must have an option price of at least 110% of the fair market value of the shares on the date of the grant and the option period may not exceed five years. Incentive option grants are not assignable or transferable except by the laws of descent and distribution, and no shareholder rights can be transferred until the option holder becomes a shareholder of record.

         The following is a summary of the federal income tax treatment of the share options which may be granted under the plan based upon the current provisions of the Internal Revenue Code of 1986, as amended:

         The grant of a non-qualified share option under the plan is not taxable to the option holder at the time of grant. Upon the exercise of a non-qualified share option by the option holder, (1) the option holder will recognize taxable ordinary compensation income in an amount equal to the excess of the fair market value of the shares acquired on the date of exercise over the exercise price;
(2) we generally will be entitled to a corresponding compensation expense deduction; and (3) upon a sale of the shares so acquired, the option holder will have short-term or long-term capital gain or loss depending on the holding period, in an amount equal to the difference between the amount realized on such sale and the tax basis of the shares sold. In general, the option holder's tax basis in the shares will be equal to their fair market value on the date of exercise, and the holding period of the shares will begin at exercise.

         The grant of an incentive share option under the plan is not taxable to the option holder, and, upon the exercise of an incentive share option by an option holder during employment or within three months after termination of employment (12 months in the case of total disability), (1) the option holder will not recognize any ordinary compensation income at the time of exercise; (2) the excess of the fair market value of the shares received upon exercise over the exercise price paid will be includible in the option holder's alternative minimum taxable income; (3) no deduction will be allowed to us in connection with the exercise; and (4) upon a sale of the shares so acquired after the later of (a) one year from the exercise date, or (b) two years from the date of the incentive share option grant (the "ISO holding period"), any amount realized by the option holder in excess of the exercise price will be taxed as long-term capital gain, and any loss sustained will be a long-term capital loss. In general, an option holder's tax basis in the shares received upon the exercise of an incentive share option will be equal to the exercise price, and the holding period will begin at exercise.

         If the option holder disposes of any of the shares received upon the exercise of an incentive share option before the end of the ISO holding period (a "disqualifying disposition"), (1) the option holder generally will recognize taxable ordinary compensation income at the time of the disposition (and we will be entitled to a tax deduction) in an amount equal to (a) the lesser of (x) the excess, if any, of the fair market value of the shares received over the exercise price on the date of exercise, or (y) the excess of the amount realized on the disposition over the exercise price; and (2) the option holder will recognize capital gain or loss (long-term or short-term, depending on the holding period) in an amount equal to the difference between (a) the amount realized upon the disposition and (b) the exercise price paid for the shares and the amount of ordinary income, if any, so recognized by the option holder.

         Restricted Share Awards. Participants in the plan may be granted one or more restricted awards consisting of our common shares. The participant's right to retain a restricted share award will be subject to certain restrictions, such as continuous employment with the company or the attainment of specific performance goals. A participant receiving a restricted share award is entitled to voting, liquidation and other shareholder rights upon receipt of the shares, but will not be able to transfer or encumber the shares, other then pursuant to the laws of descent and distribution.

         Share Units. The committee may award share units to participants. Share units provide recipients the rights to phantom or notional units equal in value to one common share. In connection with such awards, the committee will determine the number of share units to be granted, the goals and objectives to be satisfied, the time and manner of payment, and any other terms and conditions applicable to the share units.

         Share Appreciation Rights. The committee may grant share appreciation rights to eligible employees or eligible consultants that entitle the recipient to receive the increased value of the shares covered by the award from the date of grant to the exercise date. The committee is authorized to set the duration and the restrictions on exercise of share appreciation rights granted under the plan. The committee may, on the exercise date, elect to pay in cash the increase in the fair market value of the shares covered by the grant or issue to the participant the number of shares equal to such increased value.

         Share Bonuses. The committee may award share bonuses to participants, subject to such conditions and restrictions as it determines in its sole discretion. Share bonuses may be outright grants of common shares or may be grants of common shares subject to certain employment conditions or performance goals.

         Other Common Share Grants. The Board of Directors may, in its discretion, establish other incentive compensation arrangements under which participants may acquire common shares, whether by purchase, outright grant or otherwise. Any such arrangement will be subject to the plan and any shares issued in connection with such arrangement will be issued under the plan.

         Amendment, Modification and Termination of the Plan. The Board of Directors may terminate the plan at any time and may amend or modify the plan from time to time; provided that no such amendment or modification may become effective without the requisite shareholder approval, if required pursuant to applicable statutes or regulatory requirements or, if on the advice of counsel, we determine that shareholder approval is otherwise necessary or desirable. Additionally, no amendment of the plan may adversely affect any awards theretofore granted under the plan, without the consent of the participants holding such awards. Unless otherwise terminated by the Board of Directors, the plan will terminate at the close of business on the 10th annual anniversary of the effective date of the plan, and no awards will be granted pursuant to the plan after that termination. Awards outstanding at the time of the termination may continue to be exercised, become free of restrictions, or be paid in accordance with the terms of such awards.

Required Vote

         Votes cast in favor of the 2004 Speaking Roses Equity Incentive Plan must exceed the votes cast against it in order for Proposal 2 to be approved.


         The Board of Directors Recommends a Vote FOR the Approval of the Adoption of the 2004 Speaking Roses International, Inc. Equity Incentive Plan. If not otherwise specified, proxies will be voted FOR Proposal 2.

                      Officers, directors and key employees

         Biographical information about our Directors is set forth under Proposal 1- Election of Directors - Information about the Nominees on page 7 of this proxy statement. In addition to the Directors, the Company employs the following key officers.

         Kenneth D. Redding, 41, Executive Vice President. Mr. Redding previously acted as the executive vice president of SR, a position he held from July 2003 until we acquired SR's business and assets. Before joining SR, Mr. Redding was the president of TFL for five years. Mr. Redding is Mr. Harris' son-in-law. Mr. Redding attended Sacramento State University and has a bachelor of science degree in business and marketing.

         Dan Mumford, 39, Chief Financial Officer. Mr. Mumford became our controller in February 2004 and Chief Financial Officer in June 2004. Prior to that, Mr. Mumford held the position of senior manager at a Utah based public accounting firm where he provided tax consulting and structuring advice to the firm's clients. He is a certified public accountant and received his B.A. and Masters of Professional Accountancy from Weber State University. Mr. Mumford is a member of the Utah Association of Certified Public Accountants and the American Institute of Certified Public Accountants.

         Bobbie Downey, 50, General Counsel and Secretary. Ms. Downey has been our general counsel since May 2004. Ms. Downey has been practicing corporate and securities law for more than 20 years and was previously General Counsel of Digital Courier Technologies, Inc. She also worked as a professional management recruiter and for the Securities and Exchange Commission. She received her J.D. degree from the University of Chicago and holds a B.A. in economics from the State University of New York at Buffalo. Ms. Downey is a member of the State Bar of California.

         Troy Hiltbrand, 28, Director of Information Technology. Mr. Hiltbrand holds a Masters in Business Administration in information systems from Idaho State University and a B.A. in information systems from Utah State University. Mr. Hiltbrand has been our information technology director since February 2004. Prior to that, he was a software engineer and consultant for more than five years.


                     VOTING SECURITIES AND PRINCIPAL HOLDERS

         As of July 6, 2004, we had 26,439,207 common shares outstanding (excluding certain options), which are our only outstanding voting securities. The following table sets forth information regarding the beneficial ownership of our common shares as of July 6, 2004, by:

         o each person (or group of affiliated persons) who is known by us to own beneficially more than 5% of our common shares;

         o    each of our executive officers;

         o    each of our current directors and nominees for director; and

         o    all directors and executive officers as a group.

                                            Amount and Nature of
                                                 Beneficial
   Beneficial Owner**                           Ownership(1)        Percentage
   ------------------                           ------------        ----------
Speaking Roses, LC                               20,551,264         77.73%
Signature Flowers, LLC (2)                       20,551,264         77.73%
Family Properties (3)                            20,551,264         77.73%
Blaine Harris(4)                                 20,551,264         77.73%
Roland N. Walker(5)                              20,551,264         77.73%
Rene Rodriguez(6)                                20,551,264         77.73%
Terrell A. Lassetter(7)                          20,551,264         77.73%
Robert E. Warfield(8)                            20,551,264         77.73%
Kenneth D. Redding(9)                            20,551,264         77.73%
Douglas P. Morris(10)                            20,612,942         77.96%
All officers and directors as a group(11)        20,551,264         77.73%
----------------------
** Address for each officer and director is our office located at 545 West 500 South, Bountiful, Utah 84010.

         (1) The inclusion of any shares as "beneficially owned" for purposes of the reporting position of a person in this proxy statement does not constitute an admission of beneficial ownership (which has a broad definition under the securities laws) of those shares. Unless otherwise indicated, each person listed has sole investment and voting power with respect to the shares listed. Under securities laws, beneficial ownership includes ownership of any shares issuable on exercise of stock options or warrants held by that person and that are currently exercisable or they become exercisable within 60 days thereafter. As of July 6, 2004, none of the persons noted above, with the exception of Douglas
P. Morris, hold any options or warrants to acquire our common shares.

         (2) Signature Flowers, LLC is a 34.6% non-manager member of SR, which holds more than 5% of our outstanding common shares. Signature Flowers, LLC disclaims beneficial ownership of the 20,551,264 common shares held by SR, except to the extent of its pecuniary interest in such shares.

         (3) Family Properties, LLC is a 34.1% non-manager member of SR, which holds more than 5% of our outstanding common shares. Family Properties, LLC disclaims beneficial ownership of the 20,551,264 common shares held by SR, except to the extent of its pecuniary interest in such shares.

         (4) Mr. Harris, Chief Executive Officer, President and Chairman, is the manager of SR, and the manager and 51.4% member of Signature Flowers, LLC, a limited liability company that holds a 34.6% interest in SR. Mr. Harris disclaims beneficial interest in the 20,551,264 shares held by SR, except to the extent of his pecuniary interest in such shares.

         (5) Mr. Walker, Director, is the manager and 75.7% member of Family Properties, LLC, a limited liability company that holds a 34.1% non-manager interest in SR. Mr.  Walker  disclaims  beneficial  interest  in the  20,551,264 shares held by SR, except to the extent of his pecuniary interest in such shares.

         (6) Mr. Rodriguez, Vice President of Operations and Director, is a 26.4% non-manager member of SR. Mr. Rodriguez disclaims beneficial interest in the 20,551,264 shares held by SR, except to the extent of his pecuniary interest in such shares.

         (7) Mr. Lassetter, Director, is a 9.0% non-manager member of Signature Flowers, LLC, which is a 34.6% non-manager member of SR. Mr. Lassetter disclaims beneficial ownership of SR's 20,551,264 shares except to the extent of his pecuniary interest in such shares.

         (8) Mr. Warfield, Director, is a 6.9% non-manager member of Signature Flowers, LLC, which is a 34.6% non-manager member of SR. Mr. Warfield disclaims beneficial ownership of SR's 20,551,264 shares except to the extent of his pecuniary interest in such shares.

         (9) Mr. Redding, Executive Vice President, is a 1.4% non-manager member of Signature Flowers, LLC, which is a 34.6% non-manager member of SR. Mr. Redding disclaims beneficial ownership of SR's 20,551,264 shares except to the extent of his pecuniary interest in such shares.

         (10) Includes 61,085 shares held by Mr. Morris individually or through entities over which he has management control. Also includes 593 shares that Mr. Morris can obtain through the exercise of outstanding options. Mr. Morris does not disclaim beneficial interest in those shares. Mr. Morris is a 4.9% non-manager member of SR. Mr. Morris disclaims beneficial interest in the 20,551,264 common shares held by SR, except to the extent of his pecuniary interest in such shares.

         (11) Assumes the matters set forth in footnotes 2 through 9.

                              INDEPENDENT AUDITORS

         Representatives of our current auditors, Mayer Hoffman McCann PC, will not attend the Annual Meeting. Representatives of our former auditors, Singer Lewak Greenbaum & Goldstein, LLP, will also not attend the Annual Meeting.

Change in Independent Auditors

         On February 27, 2004, our Board of Directors determined that we would not renew the engagement of our independent public accountants, Singer Lewak Greenbaum & Goldstein, LLP ("Singer Lewak"), to audit our financial statements for the year ending December 31, 2003. As set forth below, effective as of that date, we engaged Mayer Hoffman McCann PC ("Mayer Hoffman") as our independent public accountants in replacement of Singer Lewak for the year ended December 31, 2003. Our Audit Committee was only recently appointed. Our Audit Committee has not had sufficient time to determine its recommendation for our independent public accountants for the year ending December 31, 2004.

         In connection with the audits of our balance sheet and related statements of operations, shareholders' equity and cash flow for the years ended December 31, 2002, and the statements of changes in net assets in shareholders' equity in liquidation for the year ended December 31, 2001, and during the subsequent period between December 31, 2002 and February 27, 2004, there were no disagreements between us and Singer Lewak on any matters of accounting principles or practice, financial statement disclosure or auditing scope or procedure (within the meeting of Item 304(a)(1)(iv) of Regulation S-B), which, if not resolved to the satisfaction of Singer Lewak, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports on our financial statements. Singer Lewak's reports on our financial statements described in the preceding sentences for the years ending December 31, 2002 and 2001 were prepared assuming we would continue as a going concern and, other than containing an emphasis of matter paragraph regarding our ability to continue as a going concern, contained no adverse opinion or disclaimer of opinion and were not qualified. Singer Lewak furnished a letter addressed to the Securities and Exchange Commission stating that they agree with the above statements.

         Mayer Hoffman acted as the independent public accountant for SR in connection with the audit of its financial statements for, and as of the nine month period ended, September 30, 2003 and for, and as of the year ended, December 31, 2003. During the fiscal years ended December 31, 2003, December 31, 2002 and December 31, 2001, we did not consult Mayer Hoffman regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, or any of the matters or reportable events set forth in Items 304(a)(2)(i) and (ii) of Regulation S-B. SR acquired the substantial majority of our outstanding common shares in the February 2004 transactions in exchange for the contribution by SR of its assets and liabilities to us.

Fees Paid to Independent Auditors

         The following table sets forth the aggregate fees and costs paid to our accountants, Singer Lewak (with respect to 2002) and Mayer Hoffman (with respect to 2003), during the last two fiscal years for professional services they rendered to us:

                                  Years Ended December 31
                                    2003          2002
                                    ----          ----
Audit Fees                        $11,500        $3,200
Audit-Related Fees
Tax Fees                            2,500           500
All Other Fees                          0             0
                                  --------      --------
Total                             $14,500        $3,700

         Our independent auditors have not provided any non-audit services to us during the past two fiscal years. In its review of all non-audit services and service fees, our Board of Directors considered, among other matters, the possible effects of those services on our auditors' independence.
Pre-Approval Policies and Procedures

         In April 2004, we designated an audit committee of our Board of Directors. Until that designation, our entire Board of Directors acted in that capacity. Our Board of Directors has historically reviewed and pre-approved all audit and non-audit services performed by our independent public accountants, including the fees for those services. They generally provide pre-approval for up to one year of service, based on a detailed service and category description and subject to a pre-approved hourly rate. Our Board of Directors has also approved, from time to time, particular services on a case-by-case basis.

         Our audit committee has established procedures for pre-approval of audit and non-audit services as set forth in the audit committee charter, a copy of which is available on our website at www.speakingroses.com. No services were pre-approved by the audit committee under these procedures or performed under the de minimis exception during the 2003 fiscal year. Our Audit Committee Report is set forth on page 22 of this proxy statement.

                             EXECUTIVE COMPENSATION


         During the fiscal years ended December 31, 2001, 2002 and 2003, we did not pay any cash compensation to our executive officers or directors. We also did not grant our management any options or other rights to acquire our equity securities, and did not maintain any 401(k), retirement, deferred compensation or similar program for our officers or directors.

         As of December 31, 2003, we had not entered into any employment contracts or any termination of employment and/or change in control arrangements with any of our officers or directors. In 1998, we granted options to acquire a total of 1,779 common shares to three persons who served as our directors which were still exercisable as of December 31, 2003. Mr. Morris, who acted as our President and a director during the year ended December 31, 2003, held one-third of those options

Options and Incentive Plans

         Through June 30, 2004, we maintained three option incentive plans. On June 30, 2004 our Board of Directors terminated all these plans.

         Our 1996-97 Stock Incentive Plan provided for the grant of share options to our employees and certain consultants, but not to our officers or directors. We had a total of 10,308 common shares (after adjustment for the February 2004 reverse split) reserved for issuance under this plan. No options are outstanding under this plan.

         Our 1997 Incentive Stock Option Plan provided for the grant of share options to such eligible persons as our Board of Directors determined. We had a total of 59,315 common shares (after adjustment for the February 2004 reverse split) reserved for issuance under this plan, but no options are outstanding. Options granted under this plan were required to meet certain requirements regarding exercise price and exercise period and transferability.

         Our Non-Employee Directors Stock Option Plan was adopted by our board and approved by our shareholders on July 14, 1998. The plan provided for the grant of options to purchase common shares to our non-employee directors. A total of 17,795 common shares (after adjustment for the February 2004 reverse split) were reserved for issuance under the plan. Non-employee directors were entitled to receive options for common shares upon election to the Board of Directors and were entitled to receive additional options at the date of each annual meeting during their term as director. Initial option grants vested over two years, and annual grants vested on the first anniversary of the date of grant. The exercise price for the options was the fair market value of the common shares at the date of grant, and the options have outside exercise periods of 10 years from the date of grant. There are currently options to acquire a total of 1,779 shares outstanding under this plan. The options were granted in 1998, are held by three persons who served as directors at that time, have exercise prices of $67.44 per share and are exercisable through the anniversary of the date of their grant in 2008.

                          Fiscal Year End Option Values

         During the fiscal year ended December 31, 2003, none of our executive officers held any share options, other than Douglas P. Morris whose option was of no value as of December 31, 2003.

Employment and Other Arrangements

         We have not entered into written employment contracts with any of our executive officers.

Audit Committee Report

         Notwithstanding anything to the contrary set forth in any of our filings under the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that might incorporate future filings, including this proxy statement, in whole or in part, the following Audit Committee Report shall not be deemed to be "Soliciting Material," are not deemed "filed" with the SEC and shall not be incorporated by reference into any filings under the Securities Act or Exchange Act whether made before or after the date of this proxy statement and irrespective of any general incorporation language in such filings.

         The audit committee of the Board of Directors consists of Messrs. Walker, Warfield and Lassetter, and is chaired by Mr. Walker. The audit committee is a standing committee of the Board of Directors and operates under a written charter adopted by the Board of Directors, which was effective as of April 2004. The audit committee's charter is included as Annex A, and is available on our website at www.speakingroses.com.

         Management is responsible for the system of internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The audit committee is responsible for monitoring (1) the integrity of financial statements, (2) compliance with legal and regulatory requirements, and (3) the independence and performance of the auditors.

         The audit committee has reviewed with our management and the independent accountants the audited consolidated financial statements in the annual report on Form 10-KSB for the year ended December 31, 2003, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the consolidated financial statements. Management represented to the audit committee that the consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. The audit committee discussed with the independent accountants matters required to be discussed by Statement of Auditing Standards No. 61, "Communication with Audit Committees."

         The independent accountants also provided to the audit committee the written disclosure required by "Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees." The audit committee discussed with the independent accountants that firm's independence and considered whether the non-audit services provided by the independent accountants were compatible with maintaining its independence.

         Based on the audit committee's discussion with management and the independent accountants, and the audit committee's review of the representation of management and the report of the independent accountants to the audit committee, the audit committee recommended that the Board of Directors include the audited consolidated financial statements in the Annual Report on Form 10-KSB for the year ended December 31, 2003, as filed with the SEC on April 13, 2004.

                                            Submitted by the Audit Committee,
                                            Roland N. Walker, Chairman
                                            Terrell A. Lassetter
                                            Robert E. Warfield

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


         In 2000 and 2001, we issued shares of our Series B Preferred Stock to nine subscribers, including a company owned by our president, and to our secretary. All of the shares of Series B Preferred Stock were converted into common shares in connection with our acquisition of SR's business and assets in February 2004.

         Prior to the closing of the February 2004 transactions, SR required additional capital in the amount of $100,000. Those funds were necessary for SR's continuing operations prior to our acquisition of its business and assets. Douglas Morris, who then acted as our president, agreed to invest $100,000 directly in SR in order to provide SR with that working capital. As a result of his investment, Mr. Morris became an owner of a 4.8659% membership interest in SR which, based on his interest in SR, represents an indirect interest in 1,000,000 of the 20,551,264 common shares we issued to SR when we acquired its business operations.

         Prior to the closing of the February 2004 transactions, SR entered into a $250,000 line of credit with Celtic Banking Corporation. The line of credit was guaranteed by certain of our directors. Mr. Morris, our former president, is a director of Celtic Banking Corporation. In connection with the acquisition of SR's business and assets, we assumed that line of credit, which was payable on demand. We repaid this line of credit in full (in the amount of $250,000), on February 6, 2004 in connection with the closing of the February 2004 transactions.

         Under the terms of the agreement that governed our acquisition of SR's assets , Mr. Morris agreed to join with us in certain of our indemnification obligations, up to an aggregate personal liability of $200,000.

         Roland N. Walker, a manager and a member of one of SR's members and one of our directors, made loans to SR in the amount of $500,000. We assumed SR's obligations to repay those loans in connection with our acquisition of SR's business and assets. Under the terms of the our acquisition agreement with SR, we agreed to repay those loans (subject to certain conditions) from proceeds of sales of our securities in a private placement of our common shares. We repaid this loan in full in March 2004.

         Blaine Harris, who is the manager and a member of one of SR's members and the manager of SR, and also acts as our Chief Executive Officer, President and the Chairman of our Board of Directors, made loans to SR totaling $250,000. We assumed SR's obligations to repay those loans in connection with our acquisition of SR's assets. Under the terms of our acquisition agreement with SR, we agreed to repay those loans (subject to certain limitations) from proceeds of sales of our securities in a private placement of our common shares. We repaid this loan in full in March 2004.

         Robert Warfield, who is a non-managing member of one of SR's members, is one of our directors and made loans to SR in the amount of $200,000. We assumed SR's obligations to repay those loans in connection with our acquisition of SR's business and assets. We repaid those loans in full in March, 2004.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than ten percent of our common shares, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC. Officers, directors and ten percent or more shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on our review of the copies of such forms received by us, we believe that all Section 16(a) filing requirements applicable to our officers, directors and ten percent or more beneficial owners were complied with for the fiscal year ended December 31, 2003.


                            PROPOSALS OF SHAREHOLDERS

         Shareholders wishing to include proposals in the proxy material in relation to the annual meeting in 2005 must submit the proposals in writing so as to be received by the Secretary at our executive offices, no later than the close of business on February 1, 2005. Such proposals must also meet the other requirements of the rules of the SEC relating to shareholders' proposals. If we are not notified of an intent to present a proposal at our annual meeting in 2005, by February 1, 2005, we will have the right to exercise discretionary voting authority with respect to such proposal, if presented at the meeting, without including information regarding such proposal in our proxy materials.

                    SHAREHOLDER COMMUNICATION WITH DIRECTORS

         A shareholder may contact one or more of the members of the Board of Directors in writing by sending such communication to the Secretary at our corporate offices at 545 West 500 South, Suite 170, Bountiful, Utah 84010. The Secretary will forward shareholder communications to the appropriate director or directors for review. Anyone who has a concern about our conduct or accounting, internal accounting controls or auditing matters, may communicate that concern to the Secretary, the Chairman of the Board or any member of the Board of Directors at our corporate offices. Such communications may be submitted on a confidential and anonymous basis. Confidential communications should be mailed in an envelope marked "confidential."


                                 OTHER BUSINESS

         We do not anticipate that any other matters will be brought before the Annual Meeting. However, if any additional matters shall properly come before the meeting, it is intended that the persons authorized under proxies may, in the absence of instructions to the contrary, vote or act thereon in accordance with their best judgment.

                                BY THE BOARD OF DIRECTORS

                                /s/ Bobbie Downey
                                ----------------------------
                                Bobbie Downey
                                Secretary

Bountiful, Utah
July 15, 2004

                                     ANNEX 1







                     2004 SPEAKING ROSES INTERNATIONAL, INC.
                              EQUITY INCENTIVE PLAN


                           (effective August 12, 2004)

Table of Contents
-----------------


                                                                           Page
                                                                           ----

EQUITY INCENTIVE PLAN........................................................28

ARTICLE I INTRODUCTION.......................................................1

         1.1      Establishment..............................................1

         1.2      Purposes...................................................1

         1.3      Effective Date.............................................1

ARTICLE II DEFINITIONS.......................................................1

         2.1      Definitions................................................1

         2.2      Gender and Number..........................................3

ARTICLE III PLAN ADMINISTRATION..............................................3

         3.1      General....................................................3

         3.2      Delegation by Committee....................................4

ARTICLE IV SHARES SUBJECT TO THE PLAN........................................4

         4.1      Number of Shares...........................................4

         4.2      Limit on Option and SAR Grants.............................4

         4.3      Other Shares Available Under the Plan......................5

         4.4      Adjustments for Share Split, Share Dividend, Etc...........5

         4.5      Other Distributions and Changes in the Company Shares......5

         4.6      General Adjustment Rules...................................6

         4.7      Determination by the Committee, Etc........................6

ARTICLE V CORPORATE REORGANIZATION; CHANGE IN CONTROL........................6

         5.1      Adjustment of Awards.......................................6

         5.2      Assumption or Substitution of Options and Other Awards.....6

         5.3      Corporate Transaction......................................6

ARTICLE VI PARTICIPATION.....................................................7

ARTICLE VII OPTIONS..........................................................7

         7.1      Grant of Options...........................................8

         7.2      Share Option Agreements....................................8

         7.3      Restrictions on Incentive Options.........................10

         7.4      Transferability...........................................11

         7.6      Shareholder Privileges....................................11

ARTICLE VIII RESTRICTED STOCK AWARDS........................................11

         8.1      Grant of Restricted Share Awards..........................11

         8.2      Restrictions..............................................11

         8.3      Privileges of a Shareholder, Transferability..............12

         8.4      Enforcement of Restrictions...............................12

ARTICLE IX SHARE UNITS......................................................12

ARTICLE X SHARE APPRECIATION RIGHTS.........................................12

         10.1     Persons Eligible..........................................12

         10.2     Terms of Grant............................................12

         10.3     Exercise..................................................12

         10.4     Number of Shares or Amount of Cash........................13

         10.5     Effect of Exercise........................................13

         10.6     Termination of Services...................................13

ARTICLE XI SHARE BONUSES....................................................13

ARTICLE XII OTHER COMMON SHARE GRANTS.......................................13

ARTICLE XIII RIGHTS OF PARTICIPANTS.........................................13

         13.1     Service...................................................14

         13.2     Nontransferability of Awards Other Than Options...........14

         13.3     No Plan Funding...........................................14

ARTICLE XIV GENERAL RESTRICTIONS............................................14

         14.1     Investment Representations................................14

         14.2     Compliance with Securities Laws...........................14

         14.3     Changes in Accounting Rules...............................15

ARTICLE XV FORFEITURE.......................................................15

         16.2     Competition...............................................15

         16.4     Waiver by Company.........................................15

ARTICLE XVI PLAN AMENDMENT, MODIFICATION AND TERMINATION....................15

ARTICLE XVII WITHHOLDING....................................................15

         19.1     Withholding Requirement...................................15

         19.2     Withholding With Shares...................................16

ARTICLE XVIII REQUIREMENTS OF LAW...........................................16

         20.1     Requirements of Law.......................................16

         20.2     Federal Securities Law Requirements.......................16

         20.3     Governing Law.............................................16

ARTICLE XIX DURATION OF THE PLAN............................................17

                     2004 SPEAKING ROSES INTERNATIONAL, INC.

                              EQUITY INCENTIVE PLAN

                                   ARTICLE I

                                  INTRODUCTION

         1.1 Establishment. Speaking Roses International, Inc., a Utah corporation, effective August 12, 2004, hereby establishes the 2004 Speaking Roses International Equity Incentive Plan (the "Plan") for certain employees of the Company (as defined in subsection 2.1(f)) and certain consultants to the Company. The Plan permits the grant of incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, non-qualified share options, restricted share awards, share units, share appreciation rights, share bonuses, and other share grants to certain key employees of the Company and to certain consultants to the Company.

         1.2 Purposes. The purposes of the Plan are to provide those who are selected for participation in the Plan with added incentives to continue in the long-term service of the Company and to create in such persons a more direct interest in the future success of the operations of the Company by relating incentive compensation to increases in shareholder value, so that the income of those participating in the Plan is more closely aligned with the income of the Company's shareholders. The Plan is also designed to provide a financial incentive that will help the Company attract, retain and motivate the most qualified employees and consultants.

         1.3 Effective Date. The initial effective date of the Plan is August 12, 2004.

                                   ARTICLE II

                                   DEFINITIONS

        2.1 Definitions. The following terms shall have the meanings set forth below:

                   (a) "Affiliated Corporation" means any corporation or other entity that is affiliated with the Company through share ownership or otherwise and is designated as an "Affiliated Corporation" by the Board, provided, however, that for purposes of Incentive Options granted pursuant to the Plan, an "Affiliated Corporation" means any parent or subsidiary of the Company as defined in Section 424 of the Code.

                   (b) "Award" means an Option, a Restricted Share Award, a Share Unit, a Share Appreciation Right, Share Bonus, or grants of Shares pursuant to ARTICLE XII.

                   (c) "Board" means the Board of Directors of the Company.

                   (d) "Code" means the Internal Revenue Code of 1986, as it may be amended from time to time.

                   (e) "Committee" means a committee consisting of members of the Board who are empowered hereunder to take actions in the administration of the Plan. If applicable, the Committee shall be so constituted at all times as to permit the Plan to comply with Rule 16b-3 or any successor rule promulgated under the Exchange Act. Except as provided in Section 3.2, the Committee shall select Participants from Eligible Employees and Eligible Consultants of the Company and shall determine the Awards to be made pursuant to the Plan and the terms and conditions thereof.

                   (f) "Company" means Speaking Roses International, Inc., a Utah corporation, and the Affiliated Corporations.

                   (g) "Disabled" or "Disability" shall have the meaning given to such terms in Section 22(e)(3) of the Code.

                   (h) "Effective Date" means the original effective date of the Plan, [August 12, 2004].

                   (i) "Eligible Consultants" means those consultants to the Company who are determined, by the Committee, to be individuals whose services are important to the Company and who are eligible to receive Awards, other than Incentive Options, under the Plan.

                   (j) "Eligible Employees" means those employees (including, without limitation, officers and directors who are also employees) of the Company or any subsidiary or division thereof, upon whose judgment, initiative and efforts the Company is, or will become, largely dependent for the successful conduct of its business. For purposes of the Plan, an employee is any individual who provides services to the Company or any subsidiary or division thereof as a common law employee and whose remuneration is subject to the withholding of federal income tax pursuant to Section 3401 of the Code. Employee shall not include any individual (A) who provides services to the Company or any subsidiary or division thereof under an agreement, contract, or any other arrangement pursuant to which the individual is initially classified as an independent contractor or (B) whose remuneration for services has not been treated initially as subject to the withholding of federal income tax pursuant to Section 3401 of the Code even if the individual is subsequently reclassified as a common law employee as a result of a final decree of a court of competent jurisdiction or the settlement of an administrative or judicial proceeding. Leased employees shall not be treated as employees under this Plan.

                   (k) "Exchange Act" shall mean the Securities Exchange Act of 1934, as it may be amended from time to time.

                   (l) "Fair Market Value" means, as of a given date, (i) the closing price of a Share on the principal stock exchange on which Shares are then trading, if any (or as reported on any composite index that includes such principal exchange) on such date, or if Shares were not traded on such date, then on the next preceding date on which a trade occurred; or (ii) if the Shares are not traded on an exchange but are quoted on Nasdaq or a successor quotation system, the mean between the closing representative bid and asked prices for the Shares on such date as reported by Nasdaq or such successor quotation system; or
(iii) if the Shares are not publicly traded on an exchange and not quoted on Nasdaq or a successor quotation system, the Fair Market Value of a Share shall be determined by the Committee acting in good faith. If, upon exercise of an Option, the exercise price is paid by a broker's transaction as provided in subsection 7.2(e)(ii)(D), Fair Market Value, for purposes of the exercise, shall be the price at which the Shares are sold by the broker.

                   (m) "Incentive Option" means an Option designated as such and granted in accordance with Section 422 of the Code.

                   (n) "Non-Qualified Option" means any Option other than an Incentive Option.

                   (o) "Option" means a right to purchase Shares at a stated or formula price for a specified period of time. Options granted under the Plan shall be either Incentive Options or Non-Qualified Options.

                   (p) "Option Agreement" shall have the meaning given to such term in Section 7.2 hereof.

                   (q) "Option Holder" means a Participant who has been granted one or more Options under the Plan.

                   (r) "Option Period" means the period of time, determined by the Committee, during which an Option may be exercised by the Option Holder.

                   (s) "Option Price" means the price at which each Share subject to an Option may be purchased, determined in accordance with subsection 7.2(b).

                   (t) "Participant" means an Eligible Employee or Eligible Consultant designated by the Committee from time to time during the term of the Plan to receive one or more of the Awards provided under the Plan.

                   (u) "Restricted Share Award" means an award of Shares granted
to  a  Participant   pursuant  to  ARTICLE  VIII  that  is  subject  to  certain restrictions imposed in accordance with the provisions of such Section.

                   (v) "Securities Act" means the Securities Act of 1933, as it may be amended from time to time.

                   (w) "Share Appreciation Right" or "SAR" means a contractual right to receive the increase in value of a Share from the grant date of the SAR until the date the Participant exercises the SAR.

                   (x) "Share Bonus" means either an outright grant of Shares or a grant of Shares subject to and conditioned upon certain employment or performance related goals.

                   (y) "Share Unit" means the grant of a phantom, or notional unit equal in value to one Share.

                   (z) "Shares" means the $(.001) par value common shares of the Company.

        2.2 Gender and Number. Except when otherwise indicated by the context, the masculine gender shall also include the feminine gender, and the definition of any term herein in the singular shall also include the plural.

                                  ARTICLE III

                               PLAN ADMINISTRATION

        3.1 General. The Plan shall be administered by the Committee. In accordance with the provisions of the Plan, the Committee shall, in its sole discretion, select the Participants from among the Eligible Employees and Eligible Consultants, determine the Awards to be made pursuant to the Plan, or Shares to be issued thereunder and the time at which such Awards are to be made, fix the Option Price of Options granted under the Plan, determine the period and manner in which Options and SARs become exercisable, establish the duration and nature of Restricted Share Award restrictions, establish the terms and conditions applicable to Share Bonuses and Share Units, and establish such other terms and requirements of the various compensation incentives under the Plan as the Committee may deem necessary or desirable and consistent with the terms of the Plan. The Committee shall determine the form or forms of the agreements with Participants that shall evidence the particular provisions, terms, conditions, rights and duties of the Company and the Participants with respect to Awards granted pursuant to the Plan, which provisions need not be identical except as may be provided herein; provided, however, that Eligible Consultants shall not be eligible to receive Incentive Options. The Committee may from time to time adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any agreement entered into hereunder in the manner and to the extent it shall deem expedient and it shall be the sole and final judge of such expediency. No member of the Committee shall be liable for any action or determination made in good faith. The determinations, interpretations and other actions of the Committee pursuant to the provisions of the Plan shall be binding and conclusive for all purposes and on all persons.

        3.2 Delegation by Committee. The Committee may, from time to time, delegate, to specified officers of the Company, the power and authority to grant Awards under the Plan to specified groups of Eligible Employees and Eligible Consultants, subject to such restrictions and conditions as the Committee, in its sole discretion, may impose. The delegation shall be as broad or as narrow as the Committee shall determine. To the extent that the Committee has delegated the authority to determine certain terms and conditions of an Award, all references in the Plan to the Committee's exercise of authority in determining such terms and conditions shall be construed to include the officer or officers to whom the Committee has delegated the power and authority to make such determination. The power and authority to grant Awards to any Eligible Employee or Eligible Consultant who is covered by Section 16(b) of the Exchange Act shall not be delegated by the Committee.

                                   ARTICLE IV

                           SHARES SUBJECT TO THE PLAN

        4.1 Number of Shares. The maximum aggregate number of Shares that may be issued under the Plan pursuant to Awards is five million (5,000,000) Shares. Upon exercise of an option (whether granted under this Plan or otherwise), the Shares issued upon exercise of such option shall no longer be considered to be subject to an outstanding Award or option for purposes of the immediately preceding sentence. Notwithstanding anything to the contrary contained herein, no Award granted hereunder shall become void or otherwise be adversely affected solely because of a change in the number of Shares of the Company that are issued and outstanding from time to time, provided that changes to the issued and outstanding Shares may result in adjustments to outstanding Awards in accordance with the provisions of this ARTICLE IV. The maximum number of Shares that may be issued under Incentive Options is five million (5,000,000) Shares. The Shares may be either authorized and unissued Shares or previously issued Shares acquired by the Company. Such maximum numbers may be increased from time to time by approval of the Board and by the shareholders of the Company if, in the opinion of counsel for the Company, shareholder approval is required. The Company shall at all times during the term of the Plan and while any Options, SARs, Share Units or other Awards are outstanding retain as authorized and unissued Shares at least the number of Shares from time to time required under the provisions of the Plan, or otherwise assure itself of its ability to perform its obligations hereunder.

        4.2 Limit on Option and SAR Grants. The maximum number of Shares with respect to which a Participant may receive Options under the Plan during the term of the Plan is five million (5,000,000) Shares. The maximum number may be increased from time to time by approval of the Board and by the shareholders of the Company. No Options may be granted with respect to any increased number of Shares until such increase has been approved by the shareholders. Shareholder approval shall not be required for increases solely pursuant to Sections 4.4 or
4.5 below.

        4.3 Other Shares Available Under the Plan. Any Shares that are subject to an Option that expires or for any reason is terminated unexercised, any Shares that are subject to an Award (other than an Option) and that are forfeited, and any Shares withheld for the payment of taxes or received by the Company as payment of the exercise price of an Option shall automatically become available for use under the Plan, provided, however, that no more than five million (5,000,000) Shares may be issued under Incentive Options.

        4.4 Adjustments for Share Split, Share Dividend, Etc. If the Company shall at any time increase or decrease the number of its outstanding Shares or change in any way the rights and privileges of such Shares by means of the payment of a share dividend or any other distribution upon such Shares payable in Shares, or through a share split, subdivision, consolidation, combination, reclassification or recapitalization involving the Shares, then in relation to the Shares that are affected by one or more of the above events, the numbers, rights and privileges of the following shall be increased, decreased or changed in like manner as if they had been issued and outstanding, fully paid and nonassessable at the time of such occurrence: (i) the Shares as to which Awards may be granted under the Plan, (ii) the Shares then included in each outstanding Award granted hereunder, (iii) the maximum number of Shares available for grant to any one person in a calendar year pursuant to Section 4.2, (iv) the maximum number of Shares available for grant pursuant to Incentive Options, and (v) the number of Shares subject to a delegation of authority under
Section 3.2 of this Plan.

        4.5        Other Distributions and Changes in the Company Shares. If:

                   (a) The Company shall at any time distribute with respect to the Shares of the Company, assets or securities of persons other than the Company (excluding cash or distributions referred to in Section 4.4), or

                   (b) The Company shall at any time grant to the holders of its Shares rights to subscribe pro rata for additional shares thereof or for any other securities of the Company, or

                   (c) There shall be any other change (except as described in Section 4.4) in the number or kind of outstanding Shares or of any shares or other securities into which the Shares shall be changed or for which they shall have been exchanged, and if the Committee shall in its discretion determine that the event described in subsection (a), (b), or (c) above equitably requires an adjustment in the number or kind of Shares subject to an Option or other Award, an adjustment in the Option Price or the taking of any other action by the Committee, including without limitation, the setting aside of any property for delivery to the Participant upon the exercise of an Option or the full vesting of an Award, then such adjustments shall be made, or other action shall be taken, by the Committee and shall be effective for all purposes of the Plan and on each outstanding Option or Award that involves the particular type of shares for which a change was effected. Notwithstanding the foregoing provisions of this Section 4.5, pursuant to Section 8.3 below, a Participant holding Shares received as a Restricted Share Award shall have the right to receive all amounts, including cash and property of any kind, distributed with respect to the Shares after such Restricted Share Award was granted upon the Participant's becoming a holder of record of the Shares.

         4.6 General Adjustment Rules. No adjustment or substitution provided for in this ARTICLE IV shall require the Company to sell a fractional Share under any Option, or otherwise issue a fractional Share, and the total substitution or adjustment with respect to each Option and other Award shall be limited by deleting any fractional Share. In the case of any such substitution or adjustment involving fractional shares, the aggregate Option Price for the total number of Shares then subject to an Option shall remain unchanged but the Option Price per Share under each such Option shall be equitably adjusted by the Committee to reflect the greater or lesser number of Shares or other securities into which the Shares subject to the Option may have been changed, and appropriate adjustments shall be made to other Awards to reflect any such substitution or adjustment.

        4.7        Determination by the Committee,  Etc.  Adjustments under this
ARTICLE IV shall be made by the Committee, whose determinations with regard thereto shall be final and binding upon all parties thereto.

                                   ARTICLE V

                   CORPORATE REORGANIZATION; CHANGE IN CONTROL

        5.1 Adjustment of Awards. Upon the occurrence of a Corporate Transaction (as defined in Section 5.3), the Committee may take any one or more of the following actions with respect to outstanding Awards:

                   (a) Provide that any or all Options and Share Appreciation Rights shall become fully exercisable regardless of whether all conditions of exercise relating to length of service, attainment of financial performance goals or otherwise have been satisfied;

                   (b) Provide that any or all restrictions with respect to Restricted Shares and other Awards shall lapse;

                   (c) Provide that any or all Share Units shall become payable;

                   (d) Provide for the assumption or substitution of any or all Awards as described in Section 5.2;

                   (e) Make any other provision for outstanding Awards as the Committee deems appropriate.

The Committee may provide that any Awards that are outstanding at the time the Corporate Transaction is closed shall expire at the time of the closing. The Committee need not take the same action with respect to all outstanding Awards or to all outstanding Awards of the same type.

        5.2 Assumption or Substitution of Options and Other Awards. The Company, or the successor or purchaser, as the case may be, may make adequate provision for the assumption of the outstanding Awards or the substitution of new awards for the outstanding Awards on terms comparable to the outstanding Awards.

        5.3 Corporate Transaction. A Corporate Transaction shall include the following:

                   (a) Merger; Reorganization: the merger or consolidation of the Company with or into another corporation or other reorganization (other than a reorganization under the United States Bankruptcy Code) of the Company (other than a consolidation, merger, or reorganization in which the Company is the continuing corporation and which does not result in any reclassification or change of outstanding Shares); or

                   (b) Sale: the sale or conveyance of the property of the Company as an entirety or substantially as an entirety (other than a sale or conveyance in which the Company continues as a holding company of an entity or entities that conduct the business or businesses formerly conducted by the Company);

                   (c) Liquidation: the dissolution or liquidation of the Company;

                   (d) Change in Control: A "Change in Control" shall be deemed to have occurred if either (i) any individual, entity, or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company, acquires beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of either (a) the then-outstanding Shares ("Outstanding Shares") or (b) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors ("Voting Power") or (ii) at any time during any period of three consecutive years (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board (and any new director whose election by the Board or whose nomination for election by the Company's shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority thereof; or

                   (e) Other Transactions: Any other transaction that the Board determines by resolution to be a Corporate Transaction.


                                   ARTICLE VI

                                  PARTICIPATION

         Participants in the Plan shall be those Eligible Employees who, in the judgment of the Committee, are performing, or during the term of their incentive arrangement will perform, vital services in the management, operation and development of the Company, and significantly contribute, or are expected to significantly contribute, to the achievement of long-term corporate economic objectives. Eligible Consultants shall be selected from those non-employee consultants to the Company who are performing services important to the operation and growth of the Company. Participants may be granted from time to time one or more Awards; provided, however, that the grant of each such Award shall be separately approved by the Committee and receipt of one such Award shall not result in automatic receipt of any other Award. Upon determination by the Committee that an Award is to be granted to a Participant, written notice shall be given to such person, specifying the terms, conditions, rights and duties related thereto. Each Participant shall, if required by the Committee, enter into an agreement with the Company, in such form as the Committee shall determine and which is consistent with the provisions of the Plan, specifying such terms, conditions, rights and duties. Awards shall be deemed to be granted as of the date specified in the grant resolution of the Committee, which date shall be the date of any related agreement with the Participant. In the event of any inconsistency between the provisions of the Plan and any such agreement entered into hereunder, the provisions of the Plan shall govern.

                                   ARTICLE VII

                                     OPTIONS

        7.1 Grant of Options. Coincident with or following designation for participation in the Plan, a Participant may be granted one or more Options. The Committee in its sole discretion shall designate whether an Option is an Incentive Option or a Non-Qualified Option; provided, however, that only Non-Qualified Options may be granted to Eligible Consultants. The Committee may grant both an Incentive Option and a Non-Qualified Option to an Eligible Employee at the same time or at different times. Incentive Options and Non-Qualified Options, whether granted at the same time or at different times, shall be deemed to have been awarded in separate grants and shall be clearly identified, and in no event shall the exercise of one Option affect the right to exercise any other Option or affect the number of shares for which any other Option may be exercised. An Option shall be considered as having been granted on the date specified in the grant resolution of the Committee.

        7.2 Share Option Agreements. Each Option granted under the Plan shall be evidenced by a written share option certificate or agreement (an "Option Agreement"). An Option Agreement shall be issued by the Company in the name of the Participant to whom the Option is granted (the "Option Holder") and in such form as may be approved by the Committee. The Option Agreement shall incorporate and conform to the conditions set forth in this Section 7.2 as well as such other terms and conditions that are not inconsistent as the Committee may consider appropriate in each case.

                   (a) Number of Shares. Each Option Agreement shall state that it covers a specified number of Shares, as determined by the Committee.

                   (b) Price. The price at which each Share covered by an Option may be purchased shall be determined in each case by the Committee and set forth in the Option Agreement, but, in the case of an Incentive Option, in no event shall the price be less than 100 percent of the Fair Market Value of the Shares on the date the Incentive Option is granted.

                   (c) Duration of Options; Restrictions on Exercise. Each Option Agreement shall state the Option Period. The Option Period must end, in all cases, not more than ten (10) years from the date the Option is granted. The Option Agreement shall also set forth any installment or other restrictions on exercise of the Option during such period, if any, as may be determined by the Committee. Each Option shall become exercisable (vest) over such period of time, if any, or upon such events, as determined by the Committee.

                   (d) Termination of Services, Death, Disability, Etc. The Committee may specify the period, if any, during which an Option may be exercised following termination of the Option Holder's services. The effect of this subsection 7.2(d) shall be limited to determining the consequences of a termination and nothing in this subsection 7.2(d) shall restrict or otherwise interfere with the Company's discretion with respect to the termination of any individual's services. If the Committee does not otherwise specify, the following shall apply:

                        (i) If the services of the Option Holder are terminated within the Option Period for "cause", as determined by the Company, the Option shall thereafter be void for all purposes. As used in this subsection 7.2(d), "cause" shall mean willful misconduct, a willful failure to perform the Option Holder's duties, insubordination, theft, dishonesty, conviction of a felony or any other willful conduct that is materially detrimental to the Company or such other cause as the Board in good faith reasonably determines provides cause for the discharge of an Option Holder.

                        (ii) If the Option Holder becomes Disabled, the Option may be exercised by the Option Holder within one year following the Option

Holder's termination of services on account of Disability (provided that such exercise must occur within the Option Period), but not thereafter. In any such case, the Option may be exercised only as to the shares as to which the Option had become exercisable on or before the date of the Option Holder's termination of services because of Disability.

                        (iii) If the Option Holder dies during the Option Period while still performing services for the Company or within the one year period referred to in (ii) above or the three-month period referred to in (iv) below, the Option may be exercised by those entitled to do so under the Option Holder's will or by the laws of descent and distribution within one year following the Option Holder's death, (provided that such exercise must occur within the Option Period), but not thereafter. In any such case, the Option may be exercised only as to the shares as to which the Option had become exercisable on or before the date of the Option Holder's death.

                        (iv) If the services of the Option Holder are terminated (which for this purpose means that the Option Holder is no longer employed by the Company or performing services for the Company) by the Company within the Option Period for any reason other than cause, Disability, or death, the Option may be exercised by the Option Holder within three (3) months following the date of such termination (provided that such exercise must occur within the Option Period), but not thereafter. In any such case, the Option may be exercised only as to the shares as to which the Option had become exercisable on or before the date of termination of services.

                   (e)  Exercise, Payments, Etc.

                        (i) Manner of Exercise. The method for exercising each Option granted hereunder shall be by delivery to the Company of written notice specifying the number of Shares with respect to which such Option is exercised. The purchase of such Shares shall take place at the principal offices of the Company within thirty (30) days following delivery of such notice, at which time the Option Price of the Shares shall be paid in full by any of the methods set forth below or a combination thereof. Except as set forth in the next sentence, the Option shall be deemed exercised when the Option Price for the number of shares as to which the Option is exercised is paid to the Company in full. If the Option Price is paid by means of a broker's transaction described in subsection 7.2(e)(ii)(D), in whole or in part, the closing of the purchase of the Shares under the Option shall take place (and the Option shall be treated as exercised) on the date on which, and only if, the sale of Shares upon which the broker's transaction was based has been closed and settled, unless the Option Holder makes an irrevocable written election, at the time of exercise of the Option, to have the exercise treated as fully effective for all purposes upon receipt of the Option Price by the Company regardless of whether or not the sale of the Shares by the broker is closed and settled. A properly executed certificate or certificates representing the Shares shall be delivered to or at the direction of the Option Holder upon payment therefor. If Options on less than all shares evidenced by an Option Certificate are exercised, the Company shall deliver a new Option Certificate evidencing the Option on the remaining shares upon delivery of the Option Certificate for the Option being exercised.

                        (ii) The exercise price shall be paid by any of the following methods or any combination of the following methods at the election of the Option Holder, or by any other method approved by the Committee upon the request of the Option Holder:

                            (A) in cash;

                            (B) by  certified  check, cashier's check  or  other
check acceptable to the Company, payable to the order of the Company;

                            (C) by  delivery  to  the  Company  of  certificates
representing the number of shares then owned by the Option Holder, the Fair Market Value of which equals the purchase price of the Shares purchased pursuant to the Option, properly endorsed for transfer to the Company; provided however, that no Option may be exercised by delivery to the Company of certificates representing Shares, unless such Shares have been held by the Option Holder for more than six (6) months, or such other period as may be required by the Committee; for purposes of this Plan, the Fair Market Value of any Shares delivered in payment of the purchase price upon exercise of the Option shall be the Fair Market Value as of the exercise date; the exercise date shall be the day of delivery of the certificates for the Shares used as payment of the Option Price; or

                            (D) By  delivery  to  the  Company   of  a  properly
executed notice of exercise together with irrevocable instructions to a broker to deliver to the Company promptly the amount of the proceeds of the sale of all or a portion of the Shares or of a loan from the broker to the Option Holder required to pay the Option Price.

                   (f) Date of Grant. An Option shall be considered as having been granted on the date specified in the grant resolution of the Committee.

                   (g) Withholding.

                         (i) Non-Qualified  Options. Upon exercise of an Option,
the Option Holder shall make appropriate arrangements with the Company to provide for the amount of additional withholding required by Sections 3102 and 3402 of the Code and applicable state income tax laws, including payment of such taxes through delivery of Shares or by withholding Shares to be issued under the Option, as provided in Article XVIII.

                         (ii)  Incentive Options.  If an Option Holder  makes  a
disposition (as defined in Section 424(c) of the Code) of any Shares acquired pursuant to the exercise of an Incentive Option prior to the expiration of two years from the date on which the Incentive Option was granted or prior to the expiration of one year from the date on which the Option was exercised, the Option Holder shall send written notice to the Company at the Company's principal place of business of the date of such disposition, the number of shares disposed of, the amount of proceeds received from such disposition and any other information relating to such disposition as the Company may reasonably request. The Option Holder shall, in the event of such a disposition, make appropriate arrangements with the Company to provide for the amount of additional withholding, if any, required by Sections 3102 and 3402 of the Code and applicable state income tax laws.

                   (h) Lock-Up Period. The Option Agreement may, as determined by the Committee in its sole discretion, include a provision requiring that, if requested in writing by the managing underwriter of any public offering of the Company's securities, Option Holder shall agree not to effect any public sale or distribution of the Shares or of any other class of the Company's securities, including but not limited to a sale under Rule 144 of the Securities Act of 1933, as amended, during both (a) the period subsequent to the filing of a registration statement, and (b) the period following the effective date of such registration statement reasonably agreed upon by the Company and the managing underwriter (but not less than 180 days following the effective date). If requested by the Company and/or the managing underwriter, the Option Holder would be required to enter into an agreement regarding his or her compliance with this requirement that will survive the term of the Option Agreement.

        7.3       Restrictions on Incentive Options.

                  (a) Initial Exercise. The aggregate Fair Market Value of the Shares with respect to which Incentive Options are exercisable for the first time by an Option Holder in any calendar year, under the Plan or otherwise, shall not exceed $100,000. For this purpose, the Fair Market Value of the Shares shall be determined as of the date of grant of the Option and Incentive Options shall be taken into account in the order granted.

                   (b) Ten Percent Shareholders. Incentive Options granted to an Option Holder who is the holder of record of 10% or more of the outstanding
Shares of the Company shall have an Option Price equal to 110% of the Fair Market Value of the Shares on the date of grant of the Option and the Option Period for any such Option shall not exceed five years.

        7.4        Transferability.

                   (a) General Rule: No Lifetime Transfers. An Option shall not be transferable by the Option Holder except by will or pursuant to the laws of descent and distribution. An Option shall be exercisable during the Option Holder's lifetime only by him or her, or in the event of Disability or incapacity, by his or her guardian or legal representative. The Option Holder's guardian or legal representative shall have all of the rights of the Option Holder under this Plan.

                   (b) No Assignment. No right or interest of any Option Holder in an Option granted pursuant to the Plan shall be assignable or transferable during the lifetime of the Option Holder, either voluntarily or involuntarily, or be subjected to any lien, directly or indirectly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy, except as set forth above.

        7.5 Shareholder Privileges. No Option Holder shall have any rights as a shareholder with respect to any Shares covered by an Option until the Option Holder becomes the holder of record of such Shares, and no adjustments shall be made for dividends or other distributions or other rights as to which there is a record date preceding the date such Option Holder becomes the holder of record of such Shares, except as provided in ARTICLE IV.

                                  ARTICLE VIII

                             RESTRICTED STOCK AWARDS

        8.1 Grant of Restricted Share Awards. Coincident with or following designation for participation in the Plan, the Committee may grant a Participant one or more Restricted Share Awards consisting of Shares. The number of Shares granted as a Restricted Share Award and the price to be paid for the Shares, if any, shall be determined by the Committee in its sole discretion.

        8.2 Restrictions. A Participant's right to retain a Restricted Share Award granted to him under Section 8.1 shall be subject to such restrictions, including but not limited to his continuous employment by or performance of services for the Company for a restriction period specified by the Committee or the attainment of specified performance goals and objectives, as may be established by the Committee with respect to such Award. The Committee may in its sole discretion require different periods of service, or different performance goals and objectives with respect to different Participants, to different Restricted Share Awards or to separate, designated portions of the Shares constituting a Restricted Share Award. In the event of the death or Disability of a Participant, or the retirement of a Participant in accordance with the Company's established retirement policy, all required periods of service and other restrictions applicable to Restricted Share Awards then held by him shall lapse with respect to a pro rata part of each such Award based on the ratio between the number of full months of employment or services completed at the time of termination of services from the grant of each Award to the total number of months of employment or continued services required for such Award to be fully nonforfeitable, and such portion of each such Award shall become fully nonforfeitable. The remaining portion of each such Award shall be forfeited and shall be immediately returned to the Company. If a Participant's employment or consulting services terminate for any other reason, any Restricted Share Awards as to which the period for which services are required or other restrictions have not been satisfied (or waived or accelerated as provided herein) shall be forfeited, and all Shares related thereto shall be immediately returned to the Company.

        8.3 Privileges of a Shareholder, Transferability. A Participant shall have all voting, dividend, liquidation and other rights with respect to the Shares in accordance with their terms received by him as a Restricted Share Award under this ARTICLE VIII upon his becoming the holder of record of such Shares; provided, however, that the Participant's right to sell, encumber, or otherwise transfer such Shares shall be subject to the limitations of Section 13.2.

        8.4 Enforcement of Restrictions. The Committee shall cause a legend to be placed on the Share certificates issued pursuant to each Restricted Share Award referring to the restrictions provided by Sections 8.2 and 8.3 and, in addition, may in its sole discretion require one or more of the following methods of enforcing the restrictions referred to in Sections 8.2 and 8.3:

                   (a) Requiring the Participant to keep the Share certificates, duly endorsed, in the custody of the Company while the restrictions remain in effect; or

                   (b) Requiring that the Share certificates, duly endorsed, be held in the custody of a third party while the restrictions remain in effect.

                                   ARTICLE IX

                                   SHARE UNITS

         A Participant may be granted a number of Share Units determined by the Committee. The number of Share Units, the goals and objectives to be satisfied with respect to each grant of Share Units, the time and manner of payment for each Share Unit, and the other terms and conditions applicable to a grant of Share Units shall be determined by the Committee.

                                   ARTICLE X

                            SHARE APPRECIATION RIGHTS

        10.1 Persons Eligible. The Committee, in its sole discretion, may grant Share Appreciation Rights to Eligible Employees or Eligible Consultants.

        10.2 Terms of Grant. The Committee shall determine at the time of the grant of a Share Appreciation Right the time period during which the Share Appreciation Right may be exercised and any other terms that shall apply to the Share Appreciation Right.

        10.3 Exercise. A Share Appreciation Right shall entitle a Participant to receive a number of Shares (without any payment to the Company, except for applicable withholding taxes), cash, or Shares and cash, as determined by the Committee in accordance with Section 10.4 below. If a Share Appreciation Right is issued in tandem with an Option, except as may otherwise be provided by the Committee, the Share Appreciation Right shall be exercisable during the period that its related Option is exercisable. A Participant desiring to exercise a Share Appreciation Right shall give written notice of such exercise to the Company, which notice shall state the proportion of Shares and cash that the Participant desires to receive pursuant to the Share Appreciation Right exercised. Upon receipt of the notice from the Participant, the Company shall deliver to the person entitled thereto (i) a certificate or certificates for Shares and/or (ii) a cash payment, in accordance with Section 10.4 below. The date the Company receives written notice of such exercise hereunder is referred to in this ARTICLE X as the "exercise date". The delivery of Shares or cash received pursuant to such exercise shall take place at the principal offices of the Company within 30 days following delivery of such notice.

        10.4 Number of Shares or Amount of Cash. Subject to the discretion of the Committee to substitute cash for Shares, or Shares for cash, the number of Shares that may be issued pursuant to the exercise of a Share Appreciation Right shall be determined by dividing: (a) the total number of Shares as to which the Share Appreciation Right is exercised, multiplied by the amount by which the Fair Market Value of one Share on the exercise date exceeds the Fair Market Value of one Share on the date of grant of one Share of Share Appreciation Right, by (b) the Fair Market Value of one Share on the exercise date; provided, however, that fractional shares shall not be issued and in lieu thereof, a cash adjustment shall be paid. In lieu of issuing Shares upon the exercise of a Share Appreciation Right, the Committee in its sole discretion may elect to pay the cash equivalent of the Fair Market Value of the Shares on the exercise date for any or all of the Shares that would otherwise be issuable upon exercise of the Share Appreciation Right.

        10.5 Effect of Exercise. If a Share Appreciation Right is issued in tandem with an Option, the exercise of the Share Appreciation Right or the related Option will result in an equal reduction in the number of corresponding Options or Share Appreciation Rights that were granted in tandem with such Share Appreciation Rights and Options.

        10.6 Termination of Services. Upon the termination of the services of a Participant, any Share Appreciation Rights then held by such Participant shall be exercisable within the time periods, and upon the same conditions with respect to the reasons for termination of services, as are specified in Section 7.2(d) with respect to Options.

                                   ARTICLE XI

                                  SHARE BONUSES

         The Committee may award Share Bonuses to such Participants, subject to such conditions and restrictions, as it determines in its sole discretion. Share Bonuses may be either outright grants of Shares, or may be grants of Shares subject to and conditioned upon certain employment or performance related goals.

                                  ARTICLE XII

                            OTHER COMMON SHARE GRANTS

         From time to time during the duration of this Plan, the Board may, in its sole discretion, adopt one or more incentive compensation arrangements for Participants pursuant to which the Participants may acquire Shares, whether by purchase, outright grant, or otherwise. Any such arrangements shall be subject to the general provisions of this Plan and all Shares issued pursuant to such arrangements shall be issued under this Plan.

                                  ARTICLE XIII

                             RIGHTS OF PARTICIPANTS

        13.1 Service. Nothing contained in the Plan or in any Option or other Award granted under the Plan shall confer upon any Participant any right with respect to the continuation of his employment by, or consulting relationship with, the Company, or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement or other contract to the contrary, at any time to terminate such services or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Award. Whether an authorized leave of absence, or absence in military or government service, shall constitute a termination of service shall be determined by the Committee at the time.

        13.2 Nontransferability of Awards Other Than Options. Except as provided otherwise at the time of grant or thereafter, no right or interest of any Participant in a Share Appreciation Right, a Restricted Share Award (prior to the completion of the restriction period applicable thereto), a Share Unit, or other Award (excluding Options) granted pursuant to the Plan, shall be assignable or transferable during the lifetime of the Participant, either voluntarily or involuntarily, or subjected to any lien, directly or indirectly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy. In the event of a Participant's death, a Participant's rights and interests in Restricted Share Awards, Share Appreciation Rights, Share Units, Share Bonuses, and other common share grants shall, to the extent provided in ARTICLE VIII, ARTICLE IX, ARTICLE X, ARTICLE XI, and ARTICLE XII be transferable by will or the laws of descent and distribution, and payment of any amounts due under the Plan shall be made to, and exercise of any Options may be made by, the Participant's legal representatives, heirs or legatees. If in the opinion of the Committee a person entitled to payments or to exercise rights with respect to the Plan is disabled from caring for his affairs because of mental condition, physical condition or age, payment due such person may be made to, and such rights shall be exercised by, such person's guardian, conservator or other legal personal representative upon furnishing the Committee with evidence satisfactory to the Committee of such status.

        13.3 No Plan Funding. Obligations to Participants under the Plan will not be funded, trusteed, insured or secured in any manner. The Participants under the Plan shall have no security interest in any assets of the Company, and shall be only general creditors of the Company.

                                  ARTICLE XIV

                              GENERAL RESTRICTIONS

        14.1 Investment Representations. The Company may require that any person to whom an Award is granted, as a condition of receiving and/or exercising such Award, give written assurances in substance and form satisfactory to the Company and its counsel to the effect that such person is acquiring the Shares for his own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with Federal and applicable state securities laws. Legends evidencing such restrictions may be placed on the Share certificates.

        14.2 Compliance with Securities Laws. Each Award shall be subject to the requirement that, if at any time counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such Award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such Award may not be accepted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Committee. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

        14.3 Changes in Accounting Rules. Except as provided otherwise at the time an Award is granted, notwithstanding any other provision of the Plan to the contrary, if, during the term of the Plan, any changes in the financial or tax accounting rules applicable to Awards shall occur which, in the sole judgment of the Committee, may have a material adverse effect on the reported earnings, assets or liabilities of the Company, the Committee shall have the right and power to modify as necessary, any then outstanding and unexercised Awards, as to which the applicable services or other restrictions have not been satisfied.

                                   ARTICLE XV

                                   FORFEITURE

        15.1 Violation of Non-Competition and Non-Disclosure Covenants. Notwithstanding any other provision of the Plan to the contrary, to the extent provided in an agreement evidencing an Award granted under the Plan, if at any time prior to the latest of the termination or exercise of an Option or SAR, or the termination, vesting, or payment of any other Award granted to a Participant under the Plan, such Participant is in material violation (as determined by the Company in its discretion) of any non-competition, confidentiality, non-disclosure, invention assignment or other similar agreement with the Company, then any Option, SAR, or other Award granted to such Participant shall terminate on the date on which such violation occurs to the extent that such Option, SAR or other Award was not previously exercised, terminated, vested, or paid in accordance with the other provisions of the Plan or the agreement evidencing such Award.

        15.2 Waiver by Company. The Company may release a Participant from any or all obligations that he owes to the Company pursuant to this Article and/or waive, in whole or in part, the application of this Article to a Participant if the Committee determines, in its sole discretion, that such action is in the best interests of the Company.

                                  ARTICLE XVI

                  PLAN AMENDMENT, MODIFICATION AND TERMINATION

         The Board may at any time terminate, and from time to time may amend or modify the Plan provided, however, that no amendment or modification may become effective without approval of the amendment or modification by the shareholders if shareholder approval is required to enable the Plan to satisfy any applicable statutory or regulatory requirements, or if the Company, on the advice of
counsel,   determines  that  shareholder  approval  is  otherwise  necessary  or desirable.

         No amendment, modification or termination of the Plan shall in any manner adversely affect any Award theretofore granted under the Plan, without the consent of the Participant holding such Awards.

                                  ARTICLE XVII

                                   WITHHOLDING

        17.1 Withholding Requirement. The Company's obligations to deliver Shares upon the exercise of any Option or Share Appreciation Right, the vesting of any Restricted Share Award, payment with respect to Share Units, or the grant of Shares shall be subject to the Participant's satisfaction of all applicable federal, state and local income and other tax withholding requirements.

        17.2 Withholding With Shares. At the time the Committee grants an Award or at any time thereafter, the Committee may, in its sole discretion, grant the Participant an election to pay all such amounts of tax withholding, or any part thereof, by electing (a) to have the Company withhold from shares otherwise issuable to the Participant, Shares having a value equal to the amount required to be withheld or such lesser amount as may be elected by the Participant; provided however, that the amount of Shares so withheld shall not exceed the minimum amount required to be withheld under the method of withholding that results in the smallest amount of withholding, or (b) to transfer to the Company a number of Shares that were acquired by the Participant more than six months prior to the transfer to the Company and that have a value equal to the amount required to be withheld or such lesser amount as may be elected by the Participant. All elections shall be subject to the approval or disapproval of the Committee. The value of Shares to be withheld shall be based on the Fair Market Value of the Shares on the date that the amount of tax to be withheld is to be determined (the "Tax Date"). Any such elections by
Participants to have Shares withheld for this purpose will be subject to the following restrictions:

                   (a) All elections must be made prior to the Tax Date.

                   (b) All elections shall be irrevocable.

                   (c) If the Participant is an officer or director of the Company within the meaning of Section 16 of the Exchange Act ("Section 16"), the Participant must satisfy the requirements of such Section 16 and any applicable Rules thereunder with respect to the use of Shares to satisfy such tax withholding obligation.

                                  ARTICLE XVIII

                               REQUIREMENTS OF LAW

        18.1 Requirements of Law. The issuance of Shares and the payment of cash pursuant to the Plan shall be subject to all applicable laws, rules and regulations.

        18.2 Federal Securities Law Requirements. If a Participant is an officer or director of the Company within the meaning of Section 16, Awards granted hereunder shall be subject to all conditions required under Rule 16b-3, or any successor rule promulgated under the Exchange Act, to qualify the Award for any exception from the provisions of Section 16(b) of the Exchange Act available under that Rule. Such conditions shall be set forth in the agreement with the Participant which describes the Award or other document evidencing or accompanying the Award.

        18.3 Governing Law. The Plan and all agreements hereunder shall be construed in accordance with and governed by the laws of the State of Utah.

                                  ARTICLE XIX

                              DURATION OF THE PLAN

         Unless sooner terminated by the Board of Directors, the Plan shall terminate at the close of business on August 12, 2014 and no Award shall be granted after such termination. Awards outstanding at the time of the Plan termination may continue to be exercised, or become free of restrictions, or paid, in accordance with their terms.

Dated: August 12, 2004

                       SPEAKING ROSES INTERNATIONAL, INC.
                       a Utah corporation



                       By: /s/ Blaine Harris
                           --------------------------------------
                           Blaine Harris, Chief Executive Officer

                       SPEAKING ROSES INTERNATIONAL, INC.

                               545 West 500 South
                              Bountiful, Utah 84010


                    PROXY FOR ANNUAL MEETING OF ShareHOLDERS
                          TO BE HELD ON August 12, 2004

          This Proxy is solicited on Behalf of the Board of Directors.


         This proxy is solicited on behalf of the Board of Directors of Speaking Roses International, Inc. for the Annual Meeting on August 12, 2004. The undersigned appoints Blaine Harris and Kenneth Redding, and each of them, with full power of substitution in each, the proxies of the undersigned, to represent the undersigned and vote all common shares of Speaking Roses International, Inc. that the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held on August 12, 2004, and at any adjournment or postponement thereof as indicated on the reverse side.

         This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is given this proxy will be voted FOR the election of each of the nominees for director listed below and FOR Proposal 2.

1. Proposal to elect five directors.

        Blaine Harris                                 Terrell A. Lassetter
        Rene Rodriguez                                Robert E. Warfield
        Roland N. Walker

         [ ]  FOR all nominees

         [ ]  WITHHOLD AUTHORITY for all nominees

         [ ] FOR all nominees, EXCEPT vote withhold vote for any director whose name is crossed out.

2. Proposal to approve the 2004 Speaking Roses International, Inc. Equity Incentive Plan.

         [ ]  FOR                [ ]  AGAINST            [ ]  ABSTAIN


3. In their discretion upon such other matters as may properly come before the meeting.


         Shareholder sign here                               Date


         _________________________________________________   ___________________


        Co-Owner sign here


         _________________________________________________   ___________________



         [                                               ]
         [                                               ]
         [               AFFIX LABEL HERE                ]
         [                                               ]
         [                                               ]

Mark, Sign, Date and Return the    Votes must be indicated      Please sign  exactly as your name  appears on your
Proxy Card Promptly Using the      (X) in Black or Blue         share   certificates.   When  joint  tenants  hold
Enclosed Envelope                  ink.                         shares,   both  should   sign.   When  signing  as
                                                                attorney,  executor,  administrator,  trustee,  or
                                                                guardian,  please  give full  title as such.  If a
                                                                corporation, please sign in full corporate name by
                                                                President  or  other  authorized   officer.  If  a
                                                                partnership,  please sign in  partnership  name by
                                                                authorized person.





         This proxy revokes all proxies with respect to the Annual Meeting and may be revoked prior to exercise. Receipt of the Notice of Annual Meeting and the Proxy Statement relating to the Annual Meeting is hereby acknowledged.